UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2025

AMERICAN REBEL HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Sale of Unregistered Securities.

On March 5, 2025, the Purchaser, pursuant to the Purchase and Exchange Agreement dated November 11, 2024, as amended on February 19, 2025, sent the Company a fourth closing notice for the exchange of $55,000 of assigned note portion for 208,333 shares of the Company’s common stock.

On March 6, 2025, Silverback Capital Corporation (“SCC”), pursuant to the Settlement Agreement and Stipulation with the Company dated December 26, 2024, requested the issuance of 80,000 shares of Common Stock to SCC, representing a payment of approximately $47,655.

On March 7, 2025, SCC requested the issuance of 185,000 shares of Common Stock to SCC, representing a payment of approximately $48,978.75.

On March 10, 2025, SCC requested the issuance of 190,000 shares of Common Stock to SCC, representing a payment of approximately $43,335.20.

On March 12, 2025, SCC requested the issuance of 279,000 shares of Common Stock to SCC, representing a payment of approximately $63,006.57.

On March 13, 2025, SCC requested the issuance of 290,000 shares of Common Stock to SCC, representing a payment of approximately $47,818.10.

On March 14, 2025, SCC requested the issuance of 305,000 shares of Common Stock to SCC, representing a payment of approximately $46,558.25.

On March 17, 2025, SCC requested the issuance of 320,000 shares of Common Stock to SCC, representing a payment of approximately $48,457.60.

On March 18, 2025, SCC requested the issuance of 330,000 shares of Common Stock to SCC, representing a payment of approximately $49,971.90.

On March 10, 2025, the Purchaser, pursuant to the Purchase and Exchange Agreement dated November 11, 2024, as amended on February 19, 2025, sent the Company a fifth closing notice for the exchange of $50,000 of assigned note portion for 218,055 shares of the Company’s common stock.

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On March 12, 2025, the Purchaser, pursuant to the Purchase and Exchange Agreement dated November 11, 2024, as amended on February 19, 2025, sent the Company a sixth closing notice for the exchange of $50,000 of assigned note portion for 218,055 shares of the Company’s common stock.

On March 12, 2025, the Purchaser, pursuant to the Purchase and Exchange Agreement dated November 11, 2024, as amended on February 19, 2025, sent the Company a seventh closing notice for the exchange of $50,000 of assigned note portion for 218,055 shares of the Company’s common stock.

On March 12, 2025, the Purchaser, pursuant to the Purchase and Exchange Agreement dated November 11, 2024, as amended on February 19, 2025, sent the Company a eighth closing notice for the exchange of $50,000 of assigned note portion for 218,055 shares of the Company’s common stock.

On March 12, 2025, the Purchaser, pursuant to the Purchase and Exchange Agreement dated November 11, 2024, as amended on February 19, 2025, sent the Company a ninth closing notice for the exchange of $65,000 of assigned note portion for 283,471 shares of the Company’s common stock.

On March 13, 2025, the Purchaser, pursuant to the Purchase and Exchange Agreement dated November 11, 2024, as amended on February 19, 2025, sent the Company a tenth closing notice for the exchange of $50,000 of assigned note portion for 307,220 shares of the Company’s common stock.

On March 17, 2025, the Purchaser, pursuant to the Purchase and Exchange Agreement dated November 11, 2024, as amended on February 19, 2025, sent the Company a sixth closing notice for the exchange of $50,000 of assigned note portion for 307,220 shares of the Company’s common stock.

On March 18, 2025, the Purchaser, pursuant to the Purchase and Exchange Agreement dated November 11, 2024, as amended on February 19, 2025, sent the Company a sixth closing notice for the exchange of $50,000 of assigned note portion for 330,033 shares of the Company’s common stock.

All of the above-described issuances (if any) were exempt from registration pursuant to Section 4(a)(2), Section 3(a)(9), Section 3(a)(10) and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

As of March 18, 2025, the Company had 9,223,647 shares of common stock issued and outstanding.

Item 7.01 Regulation FD Disclosure.

On March 6, 2025, the Company issued a press release titled “American Rebel Light Beer Continues Rapid National Retailer Rollout Momentum with Multi-Case Placement Throughout Balls Food Stores, a Leader in the Kansas City Metro Market for Over 100 Years.” A copy of the press release is attached hereto as Exhibit 99.1.

On March 14, 2025, the Company’s wholly-owned subsidiary, Champion Safe Company, issued a press release titled “Champion Safe’s 2025 Triumph Series Gains Dealer Attention with Advanced Security Enhancements.” A copy of the press release is attached hereto as Exhibit 99.2.

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The press releases contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Ball Food Stores Press Release dated March 6, 2025
99.2	Champion Safe 2025 Triumph Series Press Release dated March 14, 2025
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: March 19, 2025	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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